Spirit of America

INCOME FUND

Summary Prospectus | January 4, 2016	Class A Shares Ticker: SOAIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated April 30, 2015, as supplemented November 6, 2015, and December 29, 2015, and most recent report to shareholders, dated December 31, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Income Fund seeks to provide high current income.

Fees and Expenses of the Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the Spirit of America Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements - Sale of Class A Shares” of the Income Fund’s prospectus and in the section titled “How to Purchase Shares” of the Income Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%[1]

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement	(0.05)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%[2]

(1)	A CDSC of 1.00% may be imposed on redemptions of shares that were purchased within one year of the redemption date where an indirect commission was paid.

(2)	The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of the Income Fund Class A Shares will not exceed 1.10% of the average daily net assets of the Income Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Income Fund until April 30, 2016. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Income Fund within the following three years, provided the Income Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Income Fund, upon sixty days written notice to the Adviser.

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Example

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Income Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Income Fund would be:

Income Fund Class A Shares
1 Year	3 Years	5 Years	10 Years
$582	$818	$1,073	$1,802

You would pay the same amount of expenses if you did not redeem your shares.

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy

The Income Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (i.e., “junk bonds”), and collateralized mortgage obligations (“CMOs”). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The Portfolio Manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Income Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

Consistent with its objective, the Income Fund may invest in other securities, including futures, options and swaps. The Income Fund may also invest in MLPs, equity securities of dividend paying companies and private placements.

Principal Risks of Investing in the Income Fund

An investment in the Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Income Fund’s share price will fluctuate within a wide range. There is no assurance that the Income Fund will achieve its investment objective. The Income Fund’s performance could be adversely affected by the following principal risks:

•

Limited Operating History.  The Income Fund commenced operations on December 31, 2008 and, therefore, has a limited history of operations. It is designed for long-term investors and not as a trading vehicle. From time to time, the Income Fund may not achieve the desired portfolio composition and, under inopportune market or economic conditions, the Fund may not be able to achieve its investment objective.

•

Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the

Income Fund | www.soafunds.com

Income Fund because it seeks to invest a portion of the Income Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

•

Credit Risks of Lower-Grade Securities, which is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities (see “Liquidity Risk”, described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Income Fund” below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

•

Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Income Fund’s income. Call risk is typically higher for long-term bonds.

•

Risks of CMOs, which is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

•

Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

•	Dividend Risk, which is the risk that there can be no assurance that a dividend-paying company will continue to make regular dividend payments.

Suitability

An investment in the Income Fund may be suitable for intermediate to long-term investors who seek high current income. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information

The bar chart and performance table below illustrate the risks of investing in the Income Fund by showing the Income Fund’s performance compared to that of a broad measure of market performance. The Income Fund’s past performance (before and after taxes) does not necessarily indicate how the Income Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Income Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

Best Quarter: 11.71% in the quarter ended June 30, 2009

Worst Quarter: (4.24)% in the quarter ended March 31, 2009

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The performance table shows how the Income Fund’s average annual return compares with that of its benchmark, the Barclays Capital U.S. Aggregate Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2014)

	1 Year	5 Year	Since Inception, December 31, 2008
Spirit of America Income Fund—Class A
Return Before Taxes	9.32%	7.83%	9.31%
Return After Taxes on Distributions (1)(2)	7.32%	5.68%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares (1)(2)	5.32%	5.22%	6.31%
Barclays Capital U.S. Aggregate Index	5.97%	4.45%	4.65%

* The inception of the Income Fund Class A Shares was December 31, 2008.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser:

Spirit of America Management Corp.

Portfolio Managers

William Mason serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Income Fund. Mark Reilly serves as a Co-Portfolio Manager of the Income Fund. Mr. Mason joined the Adviser on February 29, 2008. Mr. Mason also currently manages the Opportunity Fund which commenced operations on July 8, 2013, and manages the Real Estate Fund and Energy Fund as of November 18, 2015. Prior to managing the Income Fund, Mr. Mason was the Portfolio Manager of the Municipal Tax Free Bond Fund from February 29, 2008 through May 17, 2009. Mr. Reilly joined the Adviser on November 18, 2015 and has over 20 years’ experience trading Tax-Free Municipal bonds, Taxable Municipal bonds, and Mortgage Backed Securities. Mr. Reilly had most recently served as David Lerner Associates, Inc.’s (“DLA”), the Funds’ principal underwriter and distributor’s, head fixed income trader from November 2012 until November 17, 2015.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Income Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Income Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes

The Income Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of the Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAIX-SP15

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